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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2008


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                           South Lodge, Paxhill Park,
                      Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-220210





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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

      0n April 10, 2006, the Company completed a private placement financing for gross proceeds of $1,385,500. The offering consisted of 2,771,000 units at $0.50 cents, comprised of one restricted share of common stock and one warrant to purchase one restricted share of common stock, exercisable at US $0.60 at any time within 2 years of the offering.

      As of March 17, 2008, none of the 2,771,000 warrants had been exercised and the Company reduced the exercise price of the 2,771,000 outstanding warrants from $0.60 to $0.25, and extended their expiry date extended by an additional year until April 10, 2009.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Not applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2008


                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
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                                        Clive de Larrabeiti, President